   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 19, 1998
===============================================================================
                           SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:
 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [ ] Definitive Proxy Statement
 [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
                           -------------------------
                (Name of Registrant as Specified in Its Charter)

                              CENDANT CORPORATION
                           -------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------

     (4) Proposed maximum aggregate value of transactions:
                                                          ---------------------

     (5) Total fee paid.

------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------

     (3) Filing Party:

     ------------------------------------------------------------------------

     (4) Date Filed:

     ------------------------------------------------------------------------

===============================================================================

Regulatory Matters.
-------------------

   On February 17, 1998, in connection with the application of Cendant Corporation ("Cendant") and Season Acquisition Corp. ("Cendant Sub") for approval of the acquisition of a controlling interest in Bankers
American Life Assurance Company (the "New York Domestic Insurer"), a subsidiary of the American Bankers Insurance Group, Inc. ("American
Bankers") (the "Cendant New York Form A Proceedings") and in connection with the application of American Insurance Group, Inc. ("AIG") and AIGF, Inc. ("AIG Sub") for approval of their proposed acquisition of a controlling interest in the New York Domestic Insurer (the "AIG
New York Form A Proceedings"), Cendant and Cendant Sub filed with the New York Department of Insurance (the "New York Department") a petition and memorandum in support of Cendant's and Cendant Sub's petition (the "New York Petition") seeking: (1) to allow Cendant and
Cendant Sub to intervene in the AIG New York Form A Proceedings; (2) to consolidate the Cendant New York Form A Proceedings with the AIG New York Form A Proceedings; and (3) to schedule a hearing after the results of a vote of the American Bankers' shareholders are known. In these filings, Cendant and Cendant Sub asserted that they should be permitted to intervene in the AIG New York Form A Proceedings because their substantial interests as a shareholder (in the case of Cendant) and competing acquiror of the American Bankers will be affected by the AIG New York Form A Proceedings. Cendant and Cendant Sub also asserted that the AIG New York Form A Proceedings raise substantial issues regarding whether AIG's proposed acquisition of a controlling interest in the New York Domestic Insurers should be approved by the New York Department, that these issues should receive a thorough and complete review by the New York Department, that Cendant and Cendant Sub have a right to be heard on these issues, and that the New York Department should therefore consolidate the Cendant New York Form A Proceedings with the AIG New York Form A Proceedings and hear and decide the two proceedings simultaneously. Cendant and Cendant Sub also asserted that the hearing should occur after the American Bankers' shareholders vote on the proposed merger of AIG Sub and the American Bankers (the "Proposed AIG Merger").

   On February 18, 1998, in connection with Cendant and Cendant Sub's application for approval of the acquisition of a controlling interest in American Bankers Insurance Company of Florida, American Bankers Life Assurance Company of Florida and Voyager Service Warranties, Inc. (the "Florida Domestic Insurers"), each a subsidiary of American Bankers (the "Cendant Florida Form
A Proceedings"), and in connection with the application of AIG and AIG Sub for approval of their proposed acquisition of a controlling interest in the Florida Domestic Insurers (the "AIG Florida Form A Proceedings"), Cendant and Cendant Sub filed with the Florida Department of Insurance (the "Florida Department") a response to American Bankers' request for a hearing in the Cendant Florida Form A Proceedings asserting that this request was untimely under the applicable statutory deadlines and should therefore be denied. Cendant and Cendant Sub stated in this response that they would not oppose any hearing in the Cendant Florida Form A Proceedings that was consolidated with the hearing in the AIG Florida Form A Proceedings to which Cendant and Cendant Sub assert they are entitled.

Litigation.
-----------

   On February 17, 1998, AIG and AIG Sub filed an amended complaint in the action captioned, American International Group, Inc. and AIGF, Inc. v.
Cendant Corp. and Season Acquisition Corp., C.A. No. 98-0247 (the "Amended AIG Complaint") against Cendant and Cendant Sub. The Amended Complaint continues to allege that Cendant and Cendant Sub purportedly made false and misleading statements or omissions in Cendant and Cendant Sub's: (i) pre-tender offer conference call with analysts; (ii) Schedule 14D-1; and (iii) proxy statement being used by Cendant to solicit votes against the Proposed AIG Merger. The Amended AIG Complaint essentially repeats the allegations in the original AIG Complaint by alleging that Cendant purportedly made false and misleading statements relating to the following general categories: (i) the equal regulatory footing of the two competing acquisition proposals; (ii) Cendant's expected cost savings that could be realized if Cendant were to acquire the American Bankers; (iii) Cendant's tender offer not being conditioned upon financing; and (iv) Cendant's alleged failure to disclose a possible business downturn. The Amended AIG Compliant adds allegations that Cendant purportedly failed to disclose a material fact by not disclosing that it allegedly will violate state insurance laws by holding proxies of American Bankers' common shares exceeding ten percent of the outstanding American Bankers' common shares. The Amended AIG Complaint also continues to allege violations of Sections 14(a) and 14(e) of the Exchange Act of 1934, as amended (the
"Exchange Act") in addition to alleging that Cendant and Cendant Sub purportedly violated Section 14(a) of the Exchange Act based upon a violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

   AIG and AIG Sub reiterated their request that the Court to enter judgment:
(i) declaring that Cendant and Cendant Sub have violated Sections 14(a) and 14(e) of the Exchange Act; (ii) requiring Cendant and Cendant Sub to make corrective disclosures; (iii) enjoining Cendant and Cendant Sub from further violating Sections 14(a) and 14(e) of the Exchange Act; (iv) declaring that Cendant and Cendant Sub have violated Section 14(a) of the Exchange Act by violating Section 5 of the Securities Act; and (v) enjoining Cendant and Cendant Sub from making any statements regarding the Proposed AIG Merger or the Offer until a registration statement has been filed under the Securities Act and a prospectus has been delivered to the American Bankers' shareholders. In the Amended AIG Complaint, AIG and AIG Sub also ask the court to enter judgment: (i) enjoining Cendant and Cendant Sub from holding or voting any proxies from the American Bankers' shareholders to the extent such proxies exceed ten percent of American Bankers' common shares, without first obtaining approval from the insurance departments of Arizona, Georgia, New York, South Carolina, and Texas; (ii) requiring Cendant and Cendant Sub to return any proxies they have received or receive from the American Bankers' shareholders prior to making any corrective disclosures required by the Court;
(iii) requiring Cendant and Cendant Sub to make corrective disclosure about their ability to hold or vote proxies without obtaining regulatory approval; and (iv) enjoining Cendant and Cendant Sub from soliciting any proxies until a registration statement has been filed under the Securities Act and a prospectus has been delivered to the American Bankers' shareholders.

   On February 17, 1998, AIG and AIG Sub also filed: (i) a motion for preliminary injunction, (ii) a memorandum of law in support of their motion for preliminary injunction, (ii) an emergency motion requesting a hearing on their motion for a preliminary injunction, (iv) a motion for expedited discovery with a supporting memorandum of law, (v) a request for documents from Cendant and Cendant Sub, and (vi) a notice to take the deposition of one or more representatives of the Cendant or Cendant Sub. In their motion for preliminary injunction, AIG and AIG Sub ask the Court for an order: (i) enjoining Cendant and Cendant Sub from holding or voting any proxies from the American Bankers' shareholders to the extent such proxies exceed ten percent of American
Bankers' common shares, without first obtaining approval from the insurance departments of Arizona, Georgia, New York, South Carolina, and Texas; (ii) requiring Cendant and Cendant Sub to return any proxies they have received or receive from the American Bankers' shareholders prior to making any corrective disclosures required by the Court; (iii) requiring Cendant and Cendant Sub to make corrective disclosures about their ability to hold or vote proxies without obtaining regulatory approval; and (iv) enjoining Cendant and Cendant Sub from making any statements regarding the Proposed AIG Merger or Cendant's tender offer, or from soliciting any proxies, until a registration statement has been filed under the Securities Act and a prospectus has been delivered to the American Bankers' shareholders.

   On February 18, 1998, Cendant and Cendant Sub filed a motion to dismiss the Amended AIG Complaint. Cendant and Cendant Sub believe that the Amended AIG Complaint and the related motions are meritless, and they will continue to vigorously oppose AIG and AIG Sub's claims.

Miscellaneous.
--------------

   James Boylan of Merrill Lynch, Pierce, Fenner & Smith Incorporated may solicit proxies on behalf of Cendant in connection with the American Bankers Special Meetings. Mr. Boylan does not own any securities of American Bankers.